UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2019

NCR CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	001-00395	31-0387920
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

864 Spring Street NW

Atlanta, GA 30308

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (937) 445-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NCR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01.	Other Events.

On September 20, 2019, the previously announced offering of 9,129,966 shares of NCR Corporation’s (the “Company”) common stock, par value $0.01 per share (the “Common Stock”), by certain existing stockholders of the Company affiliated with The Blackstone Group L.P. (the “selling stockholders”) closed. The public offer price was $32.75 per share. The Company did not receive any proceeds from the offering.

In connection with the offering, on September 18, 2019, the Company and the selling stockholders entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman Sachs & Co. LLC and Wells Fargo Securities, LLC. The Underwriting Agreement contains customary representations, covenants and indemnification provisions. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is attached as Exhibit 1.1 hereto and incorporated by reference herein.

The shares sold in the offering were issued upon the conversion of 274,548 shares of the Company’s Series A Convertible Preferred Stock, par value $0.01 per share (the “Series A Convertible Preferred Stock”), by the selling stockholders, and have been offered and sold pursuant to a shelf registration statement on Form S-3 (File No. 333-231034) that the Company filed on April 25, 2019 with the Securities and Exchange Commission and which became automatically effective upon filing. A final prospectus relating to the offering was filed with the Commission on September 20, 2019.

Substantially concurrently with the closing of the public offering, the Company and the selling stockholders closed the previously announced repurchase by the Company of 237,673 shares of Series A Convertible Preferred Stock from the selling stockholders.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

The following exhibits are attached with this current report on Form 8-K:

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 18, 2019, among NCR Corporation, Goldman Sachs & Co. LLC, Wells Fargo Securities, LLC and the selling stockholders party thereto.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCR CORPORATION

Date: September 20, 2019	By:	/s/Andre J. Fernandez
Andre J. Fernandez
Executive Vice President and Chief Financial Officer